FORM OF SECURITIES PURCHASE AGREEMENT


      This Securities Purchase Agreement, dated on and as of the date set forth on the signature page hereto (this "AGREEMENT"), is made between Chindex International, Inc., a Delaware corporation (the "COMPANY"), the undersigned purchaser(s) (each a "PURCHASER" and collectively, the "PURCHASERS") and each assignee of a Purchaser who becomes a party hereto.

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") and Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the "OFFERING"), and the Purchasers, severally and not jointly, desire to purchase from the Company, shares (the "SHARES") of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), and five-year warrants to purchase shares of Common Stock (the "WARRANTS"), with an exercise price per share equal to 120% of the market price (which shall be the closing price of the Company's Common Stock on the Nasdaq SmallCap Market for a one to five trading day period prior to the Pricing Date, as hereinafter defined), as more fully described in this Agreement. The Shares and the Warrants are collectively referred to herein as the "SECURITIES".

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A.    SUBSCRIPTION

      (1) Subject to the conditions to closing set forth herein, each Purchaser hereby irrevocably subscribes for and agrees to purchase Securities for the aggregate purchase price set forth on the signature page of such Purchaser hereto (the "SUBSCRIPTION AMOUNT"). The Securities to be issued to a Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient of (x) the Subscription Amount, divided by (y) the Offering Price, rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of one (1) share of Common Stock for every five (5) Shares purchased hereunder. The aggregate amount of Securities to be issued pursuant to the Offering shall not exceed 1,250,000 Shares and Warrants to purchase 250,000 shares of Common Stock; PROVIDED, HOWEVER, that in the event the Offering is oversubscribed, the Company may issue and sell additional Securities comprised of up to 250,000 Shares and Warrants to purchase 50,000 shares of Common Stock. The Company shall allocate the Subscription Amount between the Shares and the Warrants prior to the First Closing (as defined below) and provide notice to the Purchasers of such allocation.

      (2) For purposes of this Agreement, the "OFFERING PRICE" shall be $[ ], which shall be the price per Share to be paid by the Purchasers.

      (3) As soon as possible, but no later than three (3) business days after the date on which the Offering Price is determined (the "PRICING DATE"), the Company shall hold an initial closing of the Offering (the "FIRST CLOSING"). Prior to the First Closing, each Purchaser shall deliver a portion of the

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applicable Subscription Amount, to be allocated on a pro rata basis by the
Company, by check payable to the escrow account set forth on SCHEDULE A or by wire transfer to such escrow account in accordance with the wire transfer instructions set forth on SCHEDULE A, and such amount shall be held in the manner described in Paragraph (5) below. The aggregate amount of Securities to be issued at the First Closing shall be up to an amount equal to approximately 19.9% of the shares of the Common Stock outstanding as of the date of the First Closing, in order for the Company to comply with applicable Nasdaq Marketplace Rules. There is no minimum aggregate Subscription Amount required for the First Closing. The Securities subscribed for by the Purchasers but not issued at the First Closing are referred to herein as the "REMAINING SECURITIES".

      (4) Within five (5) business days of the Company's receipt of the requisite stockholder approval, by written consent or otherwise, relating to the Proposal (as defined in Section F(4)), the Company shall hold a second closing of the Offering (the "SECOND CLOSING"), whereby each Purchaser shall purchase their pro rata amount of the Remaining Securities, based on the amount of Securities purchased by such Purchaser at the First Closing. Prior to the Second Closing, each Purchaser shall deliver the remaining portion of the applicable Subscription Amount by check payable to the escrow account set forth on SCHEDULE A or by wire transfer to such escrow account in accordance with the wire transfer instructions set forth on SCHEDULE A, and such amount shall be held in the manner described in Paragraph (5) below. The First Closing and the Second Closing are each sometimes referred to herein as a "Closing".

      (5) All payments for Securities made by the Purchasers will be deposited as soon as practicable for the undersigned's benefit in an interest bearing escrow account. Any interest earned on such payments shall revert back to the escrow agent and shall be used to offset the escrow account fees. Payments for Securities made by the Purchasers will be returned promptly, prior to an applicable Closing, without interest or deduction, if, or to the extent, the undersigned's subscription is rejected or the Offering is terminated for any reason.

      (6) Upon receipt by the Company of the requisite payment for all Securities to be purchased by the Purchasers whose subscriptions are accepted, the Company shall, at each of the First Closing and the Second Closing: (i) issue to each Purchaser stock certificates representing the shares of Common Stock purchased at such Closing under this Agreement; (ii) issue to each Purchaser a Warrant to purchase such number of shares of Common Stock calculated based on the number of shares of Common Stock issued at such Closing and in accordance with Paragraph (1) above; (iii) deliver to the Purchasers and to Oppenheimer & Co. Inc., the placement agent for the Offering (the "PLACEMENT AGENT"), a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all material respects when made and are true and correct in all material respects on the date of each such Closing relating to the Securities subscribed for pursuant to this Agreement as though made on and as of such Closing date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date); (iv) cause to be delivered to the Placement Agent and the Purchasers an opinion of Hughes Hubbard & Reed LLP substantially in the form of EXHIBIT A hereto and reasonably acceptable to counsel for the Placement Agent; (v) cause to be delivered to the Placement Agent and the Purchasers a comfort letter from Ernst & Young LLP in form and substance reasonably satisfactory to the Placement Agent and (vi) cause to be delivered to the Placement Agent and the Purchasers a copy of the executed majority written consent (the "MAJORITY WRITTEN CONSENT") of the holders of such

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number of shares of capital stock of the Company as shall represent at least such number of votes required for approval by the stockholders of the Company voting together to approve the Offering, which Majority Written Consent shall not be or have been rescinded or revoked and shall be in full force and effect.

      (7) Each Purchaser acknowledges and agrees that this Agreement shall be binding upon such Purchaser upon the execution and delivery to the Company, in care of the Placement Agent, of such Purchaser's signed counterpart signature page to this Agreement unless and until the Company or the Placement Agent shall reject the subscription being made hereby by such Purchaser.

      (8) Each Purchaser agrees that each of the Company and the Placement Agent may reduce such Purchaser's subscription with respect to the number of Shares and Warrants to be purchased without any prior notice or further consent by such Purchaser. If such a reduction occurs, the part of the Subscription Amount attributable to the reduction shall be promptly returned, without interest or deduction.

      (9) Each Purchaser acknowledges and agrees that the purchase of Shares and Warrants by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement as well as in the Memorandum (as defined below).

B.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

      (1) The Purchaser has been furnished with and has carefully read the Company's Confidential Private Placement Memorandum dated March 3, 2004, as supplemented or amended (together with all documents and filings attached thereto or incorporated therein by reference, the "MEMORANDUM"), this Agreement and the form of Warrant attached hereto as EXHIBIT B (collectively the "OFFERING DOCUMENTS"), and is familiar with and understands the terms of the Offering. Specifically, and without limiting in any way the foregoing representation, the Purchaser has carefully read and considered the Company's financial statements included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002, as amended on March 2, 2004 (the "2002 FORM 10-K"), the subsection of the 2002 Form 10-K entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," the section of the 2002 Form 10-K entitled "Item 1. Business," the financial results contained in each of the Company's quarterly and transition reports on Form 10-Q for each of the periods ending subsequent to December 31, 2002 (each as amended on March 2, 2004) and the subsection of each such Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the section of the Memorandum entitled "Risk Factors," and fully understands all of the risks related to the purchase of the Securities. The Purchaser has carefully considered and has discussed with the Purchaser's professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation and has determined that the Securities being subscribed for by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities

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involves substantial risks, including the possible loss of the entire amount of such investment.

      (2) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser's attorney, accountant or advisor(s).

      (3) The Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

      (4) The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

      (5) If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. Each Purchaser has adequate means of providing for the Purchaser's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

      (6) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.

      (7) The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser's own account, for investment and not with a view toward resale or distribution within the meaning of the Securities Act. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities subscribed for hereunder, except as provided in Section E hereof.

      (8) The Purchaser acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the shares of

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Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES"), be stamped or otherwise imprinted with a legend substantially in the following form:

            The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

      Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) or have been sold pursuant to the Registration Statement (as hereafter defined) and in compliance with the obligations set forth in Section E(6), below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case (i) through (iii) to the extent reasonably determined by the Company's legal counsel. At such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the Company will use its best efforts to no later than five (5) trading days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend.

      (9) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities;
(ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

      (10) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

      (11) The information contained in the purchaser questionnaire in the form of EXHIBIT C attached hereto (the "PURCHASER QUESTIONNAIRE") delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects, and the Purchaser is an "accredited investor" as defined in Rule 501

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of Regulation D under the Securities Act on the basis indicated therein. The
Purchaser shall indemnify and hold harmless the Company and each officer, director or control person, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Purchaser to the Company or omitted or alleged to have been omitted by the Purchaser, concerning the Purchaser or the Purchaser's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Agreement or any other document submitted by the Purchaser, against losses, liabilities and expenses for which the Company or any officer, director or control person has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding. For the avoidance of doubt, such indemnification shall be the several, and not joint, obligation of each Purchaser with respect to its own action or inaction as provided above.

      (12) The information contained in the selling stockholder questionnaire in the form of EXHIBIT D attached hereto (the "Selling Stockholder Questionnaire") delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects.

C.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby makes the following representations and warranties to the Purchaser and the Placement Agent, which shall survive the Closing and the purchase and sale of the Securities.

      (1) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a "MATERIAL ADVERSE EFFECT").

      (2) CAPITALIZATION. The authorized capital stock of the Company consists of 8,300,000 shares of stock of all classes. The authorized capital stock is divided into 6,800,000 shares of Common Stock, $0.01 par value per share, including 800,000 shares designated as Class B Common Stock, and 500,000 shares of Preferred Stock, $0.01 par value per share (the "PREFERRED STOCK"). As of February 18, 2004, there were 3,043,152 shares of Common Stock issued and outstanding, 775,000 shares of Class B Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. As of February 18, 2004, the Company had reserved 2,000,000 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company's 1994 Stock Option Plan, of which 948,700 shares of Common Stock are subject to outstanding, unexercised options as of such date. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls,

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rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

      (3) ISSUANCE; RESERVATION OF SHARES. The issuance of the Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The issuance of the Warrants has been duly and validly authorized by all necessary corporate and stockholder action, and the Warrant Shares, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company has reserved, and will reserve, at all times that the Warrants or Placement Agent Warrants remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the Warrants and the Placement Agent Warrants.

      (4) AUTHORIZATION; ENFORCEABILITY. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company's obligations hereunder has been taken. Specifically, in the event that the subscription for Securities is in excess of the amount to be sold at the First Closing, the Company represents that a majority of its stockholders eligible to vote on the Offering have executed a written consent, authorizing the Company to issue the Securities contemplated by the Offering. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

      (5) NO CONFLICT; GOVERNMENTAL AND OTHER CONSENTS.

            (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.

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            (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the Securities and Exchange Commission (the "SEC"), The NASDAQ Stock Market, Inc. ("NASDAQ") and with any state or foreign blue sky or securities regulatory authority.

      (6) LITIGATION. There are no pending, or to the Company's knowledge threatened, legal or governmental proceedings against the Company, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect on the Company.

      (7) ACCURACY OF REPORTS. All reports required to be filed by the Company within the two years prior to the date of this Agreement (the "SEC REPORTS") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), have been filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, including, without limitation, the amendments to the Company's annual report on Form 10-K for the year ended December 31, 2002 and the quarterly and transition reports on Form 10-Q for each of the periods subsequent to December 31, 2002, all of which were filed on March 2, 2004, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

      (8) FINANCIAL INFORMATION. The Company's financial statements that appear in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the Company as of the dates and for the periods indicated therein.

      (9) ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (10) SARBANES-OXLEY ACT OF 2002. The Company is, and will be, at all times during the period the Company must maintain effectiveness of the Registration Statement as provided herein, in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and is taking reasonable steps to ensure that it will be in

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compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions.

      (11) ABSENCE OF CERTAIN CHANGES. Since the date of the Company's financial statements in the latest of the SEC Reports, there has not occurred any undisclosed event that has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in such Material Adverse Effect.

      (12) INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

      (13) SUBSIDIARIES. To the extent required under applicable SEC rules,
Exhibit 21.1 to the 2002 Form 10-K sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization. For the purposes of this Agreement, "subsidiary" shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other subsidiaries.

      (14) INDEBTEDNESS. The financial statements in the SEC Reports reflect, to the extent required, as of the date thereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
(c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

      (15) CERTAIN FEES. Other than fees payable to the Placement Agent pursuant to the Placement Agent Agreement, no brokers', finders' or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

      (16) MATERIAL AGREEMENTS. Except as set forth in the SEC Reports, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a "MATERIAL AGREEMENT"). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the subsidiary that is a party thereto, as the case may be, and, to the Company's knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably likely to have a Material Adverse Effect.

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      (17) TRANSACTIONS WITH AFFILIATES. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations of any party exceeding $60,000 between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such person.

      (18) TAXES. The Company and each of the subsidiaries has prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties ("TAXES") required by law to be filed by it, except for tax returns, the failure to file which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. Such filed tax returns are complete and accurate, except for such omissions and inaccuracies which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The Company and each subsidiary has paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current Taxes to which the Company or any subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. None of the federal income tax returns of the Company or any subsidiary for the past five years has been audited by the Internal Revenue Service. The Company has not received written notice of any assessments, adjustments or contingent liability (whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any subsidiary for any period which, if unpaid, would have a Material Adverse Effect on the Company and the subsidiaries taken as a whole.

      (19) INSURANCE. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

      (20) ENVIRONMENTAL MATTERS. Except as disclosed in the SEC Reports, all real property owned, leased or otherwise operated by the Company and its subsidiaries is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance ("HAZARDOUS SUBSTANCE") which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company and each subsidiary has generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. The Company and each subsidiary has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and neither the Company nor any of its subsidiaries has any knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company's knowledge, threatened against the Company, any of its subsidiaries or any of the Company's or its subsidiaries' facilities relating to Environmental Laws or Hazardous Substances. "ENVIRONMENTAL LAWS" shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

      (21) INTELLECTUAL PROPERTY RIGHTS AND LICENSES. The Company and its subsidiaries own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect ("INTANGIBLE RIGHTS"). The Company (including its subsidiaries) has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company's knowledge, neither the use of the Intangible Rights nor the operation of the Company's businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company's knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company or any of its subsidiaries. The Company and each of its subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and neither the Company nor any of its subsidiaries is or has been in material breach of any such license or other permission.

      (22) LABOR, EMPLOYMENT AND BENEFIT MATTERS.

            (a) There are no existing, or to the best of the Company's knowledge, threatened strikes or other labor disputes against the Company or any of its subsidiaries that would be reasonably likely to have a Material Adverse Effect. Except as set forth in the SEC Reports, there is no organizing activity involving employees of the Company or any of its subsidiaries pending or, to the Company's or its subsidiaries' knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company's or its subsidiaries' knowledge, threatened with the National Labor

Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition.

            (b) Except as set forth in the SEC Reports, neither the Company nor any of its subsidiaries is, or during the five years preceding the date of this Agreement was, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or its subsidiaries.

            (c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

            (d) Neither the Company nor any of its subsidiaries has any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the Balance Sheet or fully funded. The term "liabilities" used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

            (e) None of the Company nor any of its subsidiaries (i) has terminated any "employee pension benefit plan" as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) has incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder ("ERISA").

      (23) COMPLIANCE WITH LAW. The Company is in compliance in all material respects with all applicable laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. The Company and its directors, officers, employees and agents have complied in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and any related rules and regulations.

      (24) OWNERSHIP OF PROPERTY. Except as set forth in the Company's financial statements included in the SEC Reports, each of the Company and its subsidiaries has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

      (25) COMPLIANCE WITH NASDAQ LISTING REQUIREMENTS. The Company is in compliance in all material respects with all currently effective Nasdaq continued listing requirements and corporate governance requirements.

      (26) NO INTEGRATED OFFERING. Assuming the accuracy of each Purchaser's representations and warranties set forth in Section B hereof, neither the Company, nor any of its affiliates or other person acting on the Company's behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the requirements of Section 5 of the Securities Act.

      (27) GENERAL SOLICITATION. Neither the Company nor, its knowledge, any person acting on behalf of the Company, has offered or sold any of the Securities by any form of "general solicitation" within the meaning of Rule 502 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

D.    UNDERSTANDINGS

      Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

      (1) The Company may terminate this Offering or reject any subscription at any time in its sole discretion. The execution of this Agreement by the Purchaser or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any subscription or complete the Offering.

      (2) The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, and that, except as required by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that if the Purchaser is an individual this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

      (3) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

      (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.

      (5) Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

      (6) The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the Company.

      (7) The Purchaser acknowledges that the foregoing restrictions on the Purchaser's use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company's securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for the terms of the transaction documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information.

      (8) The Purchaser agrees that beginning on the date hereof until the Offering is publicly announced by the Company (which the Company has represented to the Placement Agent will occur as soon as practicable following the Company's acceptance of the subscriptions for Securities in connection with this Agreement), the Purchaser will not enter into any Short Sales. For purposes of the foregoing sentence, a "Short Sale" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

E.    REGISTRATION RIGHTS

      (1) CERTAIN DEFINITIONS. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

            (a) "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            (b) "REGISTRABLE SECURITIES" shall mean any Shares and Warrant Shares issued or issuable pursuant to the Offering Documents together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

            (c) "REGISTRATION STATEMENT" means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      (2) SHELF REGISTRATION.

            (a) The Company shall use its best efforts to cause to prepare and file with the SEC a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 on or prior to the 30th day following the Pricing Date (such date of actual filing, the "FILING DATE"). The Registration Statement initially shall be on Form S-1 and shall contain (except if otherwise directed by the Purchasers) a "Plan of Distribution" substantially in the form attached hereto as EXHIBIT E. Each Purchaser will furnish to the Company in writing the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with the Registration Statement or prospectus or preliminary prospectus included therein. Each Purchaser agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Purchaser not materially misleading. The Registration Statement shall register the Registrable Securities for resale by the holders thereof.

            (b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 120th day following the Pricing Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the Pricing Date or (ii) the date when all Registrable Securities covered by such Registration Statement have been sold (the "EFFECTIVENESS PERIOD").

            (c) The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the SEC that the Registration Statement has been declared effective.

            (d) Upon the occurrence of any Event (as defined below), as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided further that the Purchasers shall be entitled to pursue an action for specific performance of the Company's obligations under Paragraph (2)(b) above and any such actions at law, in equity, for specific performance or otherwise shall not require the Purchaser to post a bond), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty (it being agreed that it would not be feasible to ascertain the extent of such damages with precision), such amounts and at such times as shall be determined pursuant to this Paragraph (2)(d). For such purposes, each of the following shall constitute an "EVENT":

            (i) the Filing Date does not occur on or prior to the later of the 30th day following the Pricing Date and the fifth day following the Second Closing (such later date is defined herein as the "FILING DEFAULT DATE"), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) for the first 30 days after such Filing Default Date or any portion thereof, one and one-half percent (1.5%) of the aggregate purchase price paid by such Purchaser; and (B) for each successive 30-day period thereafter or any portion thereof until the Filing Date, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, to be paid at the end of each 30-day period; provided that in the event the Second Closing does not occur by the 25th day following the filing by the Company of the definitive Proxy/Information Statement relating to the Proposal for any reason, in whole or in part, reasonably attributable to any Purchaser, then the Filing Date shall be deemed to have occurred when the Registration Statement is filed, and provided further that the Filing Date shall not be deemed not to have occurred on the basis that the Securities sold or to be sold at the Second Closing are not included in the filed Registration Statement, so long as such Securities are included in such Registration Statement as promptly as practicable after such Filing Date and in any event by pre-effective amendment to the Registration Statement in compliance with clause (ii) below; or

            (ii) the Registration Statement is not declared effective on or prior to the date that is 120 days after the Pricing Date (the "REQUIRED EFFECTIVENESS DATE"), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) for the first 30 days after such 120th day, one and one-half percent (1.5%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis over a 30-day period; and (B) for each successive 30-day period thereafter until the Registration Statement is deemed effective, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro rata basis over a 30-day period, at the end of each 30-day period.

The payment obligations of the Company under this Section E(2)(d) shall be cumulative.

      (3) REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Use its reasonable best efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten (10) trading days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Placement Agent true and complete copies of all correspondence from and to the SEC relating to the Registration Statement.

            (b) Notify the Placement Agent as promptly as reasonably possible, and (if requested by the Placement Agent) confirm such notice in writing no later than one (1) trading day thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement (in which case the Company shall deliver to the Placement Agent a copy of such comments and of all written responses thereto); (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a "PROCEEDING") for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or
(vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (d) Promptly deliver to each Purchaser, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchasers may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (e) (i) In the time and manner required by Nasdaq, prepare and file with Nasdaq an additional shares listing application covering all of the Registrable Securities and a notification form regarding the change in the number of the Company's outstanding Shares; (ii) use its reasonable best efforts, regardless of listing or similar costs, to take all steps necessary to cause such Registrable Securities to be approved for listing on Nasdaq as soon as possible thereafter; (iii) provide to the Purchasers notice of such listing;

and (iv) use its reasonable best efforts, regardless of listing or similar costs, to maintain the listing of such Registrable Securities on Nasdaq.

            (f) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Paragraph (3)(f), or (ii) subject itself to taxation.

            (g) Upon the occurrence of any event described in Paragraph
(3)(b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company may suspend sales pursuant to the Registration Statement for a period of up to sixty (60) days (unless the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock consent in writing to a longer delay of up to an additional thirty (30) days) no more than once in any twelve-month period if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company's Chief Executive Officer stating that in the good faith judgment of the Company's Board of Directors, (i) the offering could reasonably be expected to interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company's best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock.

            (h) Comply with all applicable rules and regulations of the SEC and Nasdaq in all material respects.

      (4) REGISTRATION EXPENSES. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, Nasdaq and in connection with applicable state securities or "Blue Sky" laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and fees and disbursements, up to an aggregate of $15,000, of a single counsel for all the Purchasers, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

      (5)   INDEMNIFICATION.

            (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, its officers and directors, partners, members, agents, brokers and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, and each underwriter of Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the "Plan of Distribution" attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) INDEMNIFICATION BY PURCHASERS. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the "Plan of Distribution" attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; PROVIDED, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the

Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) CONTRIBUTION. If a claim for indemnification under Paragraph
(5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      (6) DISPOSITIONS. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs
(3)(b), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(g), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

      (7) NO PIGGY-BACK ON REGISTRATIONS. Neither the Company nor any of its security holders (other than the Purchasers and the Placement Agent, with respect to the shares of Common Stock issuable upon the exercise of the Warrant issued to the Placement Agent in connection with the Offering, in such capacities pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.

      (8) PIGGY-BACK REGISTRATIONS. If at any time during the Effectiveness Period, other than any suspension period referred to in Paragraph (3)(g), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered.

F.    COVENANTS OF THE COMPANY

      (1) The Company hereby agrees that, for a period of ninety (90) days after effectiveness of the Registration Statement, it shall not issue or sell any Common Stock of the Company, any warrants or other rights to acquire Common Stock or any other securities that are convertible into Common Stock, with the exception of issuances or sales related to a strategic transaction or to an employee, director, consultant, supplier, lender or lessor, or any option grant or issuance.

      (2) Until the later of (i) one hundred eighty (180) days following the First Closing and (ii) forty-five (45) days following effectiveness of the Registration Statement, the Company shall not cause any registration statement to become effective, other than the Registration Statement contemplated hereby, or any registration statement related to securities issued or to be issued pursuant to any option or other plan for the benefit of the Company's employees, officers, directors or consultants.

      (3) As soon as practicable, and in accordance with applicable rules and regulations, following the First Closing, the Company shall, by filing a Current Report on Form 8-K and/or by issuance of a press release, disclose such First Closing of the Offering and any material, non-public information disclosed to the Purchasers in connection therewith. Following the Second Closing, the Company shall file a subsequent Current Report on Form 8-K and/or issue a press release as necessary to update the disclosure about the Offering.

      (4) If and to the extent required by Nasdaq Marketplace Rules, prior to the consummation of the First Closing, the Company shall cause to be delivered the Majority Written Consent. The Company will promptly, but in no event later than five (5) days following the First Closing, prepare and file with the SEC information statement materials for use in connection with the Majority Written Consent and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such information statement materials to the stockholders of the Company. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Purchaser and its investment in the Company as the Company may reasonably request for inclusion in the information statement materials. The Company will comply with Section 14(c) of the Exchange Act and the rules promulgated thereunder in relation to any information statement materials (as amended or supplemented, the "INFORMATION STATEMENT") and the Information Statement shall not, on the date the Information Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Majority Written Consent which has become false or misleading.

      (5) As soon as the Company meets the eligibility requirements for the use of a Registration Statement on Form S-3, the Company agrees to use its best efforts to prepare and file with the SEC an amendment to the Registration Statement on Form S-3, covering the resale of all Registrable Securities.

G.    MISCELLANEOUS

      (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

      (2) Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (b) by an internationally recognized overnight delivery service (with charges prepaid):

            (i)   if to the Company, at

                  Chindex International, Inc.
                  7201 Wisconsin Avenue, Suite 703
                  Bethesda, MD 20814
                  Fax No.: 301-215-7777
                  Attention: Robert C. Goodwin, Jr., Executive Vice President

                  or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

                  Hughes Hubbard & Reed LLP
                  One Battery Park Plaza
                  New York, NY 10004-1482
                  Fax No.: 212-422-4726
                  Attention: Gary J. Simon, Esq.

            (ii) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

      (3) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

      (4) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

      (5) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

      (6) The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

      (7) The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof. Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

      (8) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

H.    SIGNATURE

      The signature page of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".



                                  * * * * * * *

                                 SIGNATURE PAGE

      The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below, divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.    Dated: ____________, 2004

2.    Total Subscription Amount: $__________



----------------------------------     ----------------------------------
Signature of Subscriber                Signature of Joint Purchaser
(and title, if applicable)             (if any)

----------------------------------     ----------------------------------
Taxpayer Identification or Social      Taxpayer Identification or Social
Security Number                        Security Number of Joint Purchaser
                                       (if any)

----------------------------------
Name (please print as name will
appear on stock certificate)

----------------------------------
Number and Street

----------------------------------
City, State            Zip Code


ACCEPTED BY:

CHINDEX INTERNATIONAL, INC.


By: /s/ Robert C. Goodwin, Jr.
    ------------------------------
    Name:  Robert C. Goodwin, Jr.
    Title: Executive Vice President


Dated:
       ---------------------------

                                   SCHEDULE A

                               ESCROW INSTRUCTIONS

          PLEASE SEND WIRE TRANSFERS TO THE ESCROW ACCOUNT AS FOLLOWS:

            Bank:                              Bk of NYC

            ABA No.                            021000018

            General Ledger Account #:          111 565

            Customer Account #:                276039

            Account Name:                      Oppenheimer & Co./Chindex
                                               International

                                    EXHIBIT A

                                  LEGAL MATTERS


      Hughes Hubbard & Reed LLP shall deliver an opinion covering the following matters. The opinion shall be subject to and include customary assumptions, limitations and qualifications.

      1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority under the laws of the State of Delaware to conduct its business as it is described in the Memorandum and in the Company's Form 10-Q for the quarter ended December 31, 2003, Form 10-K for the fiscal year ended December 31, 2002 and Form 10-QT for the quarter ended March 31, 2003, each as amended on March 2, 2004, and the Definitive Proxy Statement dated July 1, 2003, and to enter into and perform its obligations under the Agreement.

      2. The authorized capital stock of the Company consists of 8,300,000 shares of stock of all classes. The authorized capital stock is divided into 6,800,000 shares of Common Stock, $0.01 par value per share (the "COMMON STOCK"), including 800,000 shares designated as Class B Common Stock, and 500,000 shares of Preferred Stock, $0.01 par value per share (the "PREFERRED STOCK"), based solely on a certificate from the Company's transfer agent. As of February 18, 2004, there were 3,043,152 shares of Common Stock issued and outstanding, 775,000 shares of Class B Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

      3. The Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and the Shares, when issued and delivered against payment therefor in accordance with the provisions of the Agreement, will be validly issued, fully paid and non-assessable. The Warrants have been duly authorized by all necessary corporate action on the part of the Company, and the Warrant Shares have been duly reserved for issuance and, when issued and delivered against payment therefor upon the due exercise of the Warrants in accordance with the provisions thereof, will be validly issued, fully paid and non-assessable shares of Common Stock.

      4. The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company. The Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

      5. The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any federal law of the United States of America or the

General Corporation Law of the State of Delaware applicable to the Company; (b) violate the provisions of the Company's Certificate of Incorporation or By-laws; or (c) violate any existing obligation of the Company under any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company and of which we are aware, without any inquiry; or (d) with or without notice and/or the passage of time, conflict with or result in the material breach or termination of any material term or provision of, or constitute a material default under, or cause any acceleration of any material obligation under, or cause the creation of any material lien, charge or encumbrance upon the material properties or assets of the Company pursuant to any contract or instrument in the form included as an Exhibit to the Company's 2002 10-K and subsequent SEC filings.

      6. Assuming (a) the accuracy of the representations made by each Purchaser in the Agreement; (b) that neither the Company, the Placement Agent nor any person acting on behalf of either the Company or the Placement Agent has offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated (the "REGULATION D") under the Securities Act; (c) that no offerings or sales of securities of the Company after the date hereof in a transaction can be "integrated" with any sales of the Securities; and (d) that each person or entity that purchased securities of the Company directly from the Company or its agents and without registration between the date six months prior to the First Closing of the Offering and the date of the Agreement was, as of the date of such purchase, an "accredited investor" as defined in Rule 501 of Regulation D, the sale of the Securities to the Purchasers at the Closing under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act.

      7. To our knowledge, without any inquiry (including, without limitation, without any docket search or other inquiry), there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body required to be described in the Company's Form 10-Q for the quarter ended December 31, 2003, Form 10-K for the fiscal year ended December 31, 2002 and Form 10-QT for the quarter ended March 31, 2003, each as amended on March 2, 2004, and the Definitive Proxy Statement dated July 1, 2003, which is not otherwise disclosed therein.

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                           CHINDEX INTERNATIONAL, INC.
                      CONFIDENTIAL PURCHASER QUESTIONNAIRE


      Before any sale of securities in the above-captioned Company can be made to you, this Questionnaire must be completed and returned to OPPENHEIMER & CO. INC., Attn: Investment Banking Dept., 125 Broad St., New York, NY 10004.

      The purpose of this Questionnaire is to substantiate that you meet the standards imposed by Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT").

(1)   Name:
            -----------------------------------------------

(2)   Principal Business Address: -------------------------

      -----------------------------------------------------

      Telephone: (   )
                 ------------------------------------------

(3)   Home Address (for individual investors): ------------

      -----------------------------------------------------

      Telephone: (   )
                 ------------------------------------------

(4)   Social Security Number or Tax ID Number:
                                               ------------

(5)   Occupation (for individual investors):
                                             --------------

(6)   Age (for individual investors):
                                      ---------------------

(7) The following information is required to substantiate that you qualify as an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Please check which of the following you are:

      (a) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business
            Investment   Company   licensed   by   the   U.S.   Small   Business
            Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefits of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                                       Yes               No
                                          ------           ------

      (b) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                                       Yes               No
                                          ------           ------

      (c) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                                       Yes               No
                                          ------           ------

      (d)   A director or executive officer of the Company;

                                       Yes               No
                                          ------           ------

      (e) A natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000;

                                       Yes               No
                                          ------           ------

      (f) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                       Yes               No
                                          ------           ------

      (g) A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

                                       Yes               No
                                          ------           ------

      (h) Any entity in which all of the equity owners are accredited investors.

                                       Yes               No
                                          ------           ------

(8)   Investment,   business,   and   educational   experience  (for  individual
      investors):

      (a)   Educational background:

      -----------------------------------------------------

      -----------------------------------------------------

      (b)   Principal employment positions held during last five years:

      -----------------------------------------------------

      -----------------------------------------------------

      (c)   Frequency of prior investment (check one in each column):

                                                                Venture Capital
                                     Stocks & Bonds               Investments
            Frequently
                                     ------------------       ------------------

            Occasionally
                                     ------------------       ------------------

            Never
                                     ------------------       ------------------

(9)   Please list the name and address of your (for individual investors):

      (a)   Bank
                -------------------------------------------

      -----------------------------------------------------

      (b)   Accountant
                      -------------------------------------

      -----------------------------------------------------

I represent that the foregoing information is true and correct.


Dated: ____________________, 2004


                                       -----------------------------------------
                                       (Name of Investor - Please Print)

                                       -----------------------------------------
                                       (Signature)

                                       -----------------------------------------
                                       (Print Name)          (Title)

                                    EXHIBIT D

                        SELLING STOCKHOLDER QUESTIONNAIRE

To:   Chindex International, Inc.
      c/o Gary J. Simon, Esq.
      Hughes Hubbard & Reed LLP
      One Battery Park Plaza
      New York, New York 10004-1482

      Reference is made to the Securities  Purchase Agreement (the "Agreement"),
made  between  Chindex   International,   Inc.,  a  Delaware   corporation  (the
"Company"), and the Purchasers noted therein.

      Pursuant to Section B(12) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section E of the Agreement.

      (1)   NAME AND CONTACT INFORMATION:

      Full legal name of record holder:
                                              ----------------------------------
      Address of record holder:
                                              ----------------------------------
      Social Security Number or Taxpayer
      identification number of record holder:
                                              ----------------------------------
      Identity of beneficial owner (if
      different than record holder):
                                              ----------------------------------
      Name of contact person:
                                              ----------------------------------
      Telephone number of contact person:
                                              ----------------------------------
      Fax number of contact person:
                                              ----------------------------------
      E-mail address of contact person:
                                              ----------------------------------

      (2)   BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

      (a)   Number of Registrable Securities owned by Selling Stockholder:

      -----------------------------------------------------

      (b)   Number of Registrable Securities requested to be registered:

      -----------------------------------------------------

      (3) BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING STOCKHOLDER:
      Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

      Type and  amount of other  securities  beneficially  owned by the  Selling
      Stockholder:

      -----------------------------------------------------

      -----------------------------------------------------

      (4)   RELATIONSHIPS WITH THE COMPANY:
      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:

      -----------------------------------------------------

      -----------------------------------------------------

      (5) PLAN OF DISTRIBUTION:
      Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the "Plan of Distribution" section set forth therein:

      State any exceptions here:

      -----------------------------------------------------

      -----------------------------------------------------

      (6) SELLING STOCKHOLDER AFFILIATIONS:

      (a)   Is the Selling Stockholder a registered broker-dealer?

      -----------------------------------------------------

      (b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an "affiliate" of, or person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

      -----------------------------------------------------

      (c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

      -----------------------------------------------------

      (d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

      -----------------------------------------------------

      (e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

      -----------------------------------------------------

      (7)   VOTING OR INVESTMENT CONTROL OVER THE REGISTRABLE SECURITIES:

      If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

      -----------------------------------------------------

      Pursuant to Section E(3) of the Agreement, the undersigned acknowledges that the Company may, by notice to the Placement Agent and to each Purchaser at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

      The undersigned hereby acknowledges receipt of a draft of the Registration Statement dated [ ], 2004 and confirms that the undersigned has reviewed such draft including, without limitation, the sections captioned "Selling Stockholders" and "Plan of Distribution," and confirms that, to the best of the undersigned's knowledge, the same is true, complete and accurate in every respect except as indicated in this Questionnaire. The undersigned hereby further acknowledges that pursuant to Section B(12) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.

      By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the
preparation  or  amendment  of  the  Registration   Statement  and  the  related
prospectus.

      The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.



Dated: _____________, 2004
                                       -----------------------------------------
                                       Signature of Record Holder
                                       (Please sign your name in exactly the
                                       same manner as the certificate(s) for
                                       the shares being registered)

                                    EXHIBIT E

                              PLAN OF DISTRIBUTION

The Selling Stockholders and any of their pledges, assignees, donees selling shares received from such Selling Stockholders as a gift, and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o     privately negotiated transactions;

o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o     a combination of any such methods of sale; and

o     any other method permitted pursuant to applicable law.


      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.


      Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.


      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

      The Company is required to pay all fees and expenses incident to the registration of the shares, including certain fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.


      To the extent required, the Company will amend or supplement this prospectus to disclose material arrangements regarding the plan of distribution.

      To comply with the securities laws of certain jurisdictions, registered or licensed brokers or dealers may need to offer or sell the shares offered by this prospectus. The applicable rules and regulations under the Securities Exchange Act of 1934, as amended, may limit any person engaged in a distribution of the shares of common stock covered by this prospectus in its ability to engage in market activities with respect to such shares. A selling stockholder, for example, will be subject to applicable provisions of the Exchange Act and the rules and regulations under it, which provisions may limit the timing of purchases and sales of any shares of common stock by that selling stockholder.